Exhibit 21
AMERCO (NEVADA)
CONSOLIDATED SUBSIDIARIES

Republic Western Insurance Company	AZ
Republic Claims Service Company	AZ
Republic Western Syndicate, Inc.	NY
North American Fire and Casualty Insurance Company	LA
RWIC Investments, Inc	AZ
Ponderosa Insurance Agency, Inc.	AZ

Oxford Life Insurance Company	AZ
Oxford Life Insurance Agency, Inc.	AZ
Christian Fidelity Life Insurance Company	TX
Dallas General Life Insurance Company	TX
Encore Financial, Inc.	WI
North American Insurance Company	WI
Encore Agency, Inc.	LA
Community Health, Inc.	WI
Community Health Partners, Inc.	IL

Amerco Real Estate Company	NV
Amerco Real Estate Company of Alabama, Inc.	AL
Amerco Real Estate Company of Texas, Inc	TX
Amerco Real Estate Services, Inc.	NV
One PAC Company	NV
Two PAC Company	NV
Three PAC Company	NV
Four PAC Company	NV
Five PAC Company	NV
Six PAC Company	NV
Seven PAC Company	NV
Eight PAC Company	NV
Nine PAC Company	NV
Ten PAC Company	NV
Eleven PAC Company	NV
Twelve PAC Company	NV
Sixteen PAC Company	NV
Seventeen PAC Company	NV
Nationwide Commercial Company	AZ
Yonkers Property Corporation	NY
PF&F Holdings Corporation	DE
Fourteen PAC Company	NV
Fifteen PAC Company	NV
AREC Holdings, LLC	DE
AREC 1, LLC	DE
AREC 2, LLC	DE
AREC 3, LLC	DE
AREC 4, LLC	DE
AREC 5, LLC	DE
AREC 6, LLC	DE
AREC 7, LLC	DE
AREC 8, LLC	DE
AREC 9, LLC	DE
AREC 10, LLC	DE
AREC 11, LLC	DE
AREC 12, LLC	DE

AREC 13, LLC	DE
AREC RW MS, LLC	DE
AREC 905, LLC	DE
U-Haul International, Inc.	NV
United States:
INW Company	WA
A&M Associates, Inc.	AZ
Web Team Associates, Inc.	NV
EMove, Inc.	NV
U-Haul Business Consultants, Inc.	AZ
U-Haul Leasing & Sales Co.	NV
U-Haul Moving Partners, Inc.	NV
U-Haul Self-Storage Corporation	NV
U-Haul Self-Storage Management (WPC), Inc.	NV
U-Haul Co. of Alaska	AK
U-Haul Co. of Alabama, Inc.	AL
U-Haul Co. of Arkansas	AR
U-Haul Co. of Arizona	AZ
U-Haul Co. of California	CA
U-Haul Co. of Colorado	CO
U-Haul Co. of Connecticut	CT
U-Haul Co. of District of Columbia, Inc.	DC
U-Haul Co. of Florida	FL
U-Haul Co. of Florida 905, LLC	DE
U-Haul Co. of Georgia	GA
U-Haul Co. of Hawaii, Inc.	HI
U-Haul Co. of Iowa, Inc.	IA
U-Haul Co. of Idaho, Inc.	ID
U-Haul Co. of Illinois, Inc.	IL
U-Haul Co. of Indiana, Inc.	IN
U-Haul Co. of Kansas, Inc.	KS
U-Haul Co. of Kentucky	KY
U-Haul Co. of Louisiana	LA
U-Haul Co. of Massachusetts and Ohio, Inc.	MA
U-Haul Co. of Maryland, Inc.	MD
U-Haul Co. of Maine, Inc.	ME
U-Haul Co. of Michigan	MI
U-Haul Co. of Minnesota	MN
U-Haul Company of Missouri	MO
U-Haul Co. of Mississippi	MS
U-Haul Co. of Montana, Inc.	MT
U-Haul Co of North Carolina	NC
U-Haul Co of North Dakota	ND
U-Haul Co. of Nebraska	NE
U-Haul Co. of New Hampshire, Inc.	NH
U-Haul Co. of New Jersey, Inc.	NJ
U-Haul Co. of New Mexico, Inc.	NM
U-Haul Co. of Nevada, Inc.	NV
U-Haul Co. of New York, Inc.	NY
U-Haul Co. of Oklahoma, Inc.	OK
U-Haul Co. of Oregon	OR
U-Haul Co. of Pennsylvania	PA

U-Haul Co. of Rhode Island	RI
U-Haul Co. of South Carolina, Inc.	SC
U-Haul Co. of South Dakota, Inc.	SD
U-Haul Co. of Tennessee	TN
U-Haul Co. of Texas	TX
U-Haul Co. of Utah, Inc.	UT
U-Haul Co. of Virginia	VA
U-Haul Co. of Washington	WA
U-Haul Co. of Wisconsin, Inc.	WI
U-Haul Co. of West Virginia	WV
U-Haul Co. of Wyoming, Inc.	WY
UHIL Holdings, LLC	DE
UHIL 1, LLC	DE
UHIL 2, LLC	DE
UHIL 3, LLC	DE
UHIL 4, LLC	DE
UHIL 5, LLC	DE
UHIL 6, LLC	DE
UHIL 7, LLC	DE
UHIL 8, LLC	DE
UHIL 9, LLC	DE
UHIL 10, LLC	DE
UHIL 11, LLC	DE
UHIL 12, LLC	DE
UHIL 13, LLC	DE

Patriot Truck Leasing, LLC	NV

Canada:
U-Haul Co. (Canada) Ltd.	Ontario
U-Haul Inspections, Ltd.	B.C.